EX.99.(j)

CUSTODIAN CONTRACT

BETWEEN

GOLDMAN SACHS TRUST

AND

STATE STREET BANK AND TRUST COMPANY

This Contract between Goldman Sachs Trust, a Massachusetts business trust, organized and existing under the laws of the Commonwealth of Massachusetts, having its principal place of business at 4900 Sears Tower, Chicago, Illinois 60606, hereinafter called the “Trust,” and State Street Bank and Trust Company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts, 02110, hereinafter called the “Custodian,”

W I T N E S S E T H:

WHEREAS, the Trust is authorized to issue units in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust presently offers units in three series, known as the GS Short-Term Government Agency Fund, GS Global Income Fund and GS Adjustable Rate Government Agency Fund (such series together with all other series subsequently established by the Trust and made subject to this Contract in accordance with paragraph 7, being herein referred to as the “Fund(s)”);

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.	Employment of Custodian and Property to be Held by It

The Trust hereby employs the Custodian as the custodian of the assets of the Funds of the Trust, including securities which the Trust, on behalf of the applicable Fund, desires to be held in places within the United States (“domestic securities”) and securities it desires to be held outside the United States (“foreign securities”) pursuant to the provisions of the Trust’s Declaration of Trust (the “Declaration of Trust”) and By-laws. The Trust on behalf of the Fund(s) agrees to deliver to the Custodian all securities and cash of the Fund(s), and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Fund(s) from time to time, and the cash consideration received by it for such new or treasury units of beneficial interest of the Trust representing interests in the Fund(s), (“Units”) as may be issued or sold from time to time. The Custodian shall not be responsible for any property of a Fund held or received by the Fund and not delivered to the Custodian.

Upon receipt of “Proper Instructions” (within the meaning of Section 5), the Custodian shall on behalf of the applicable Fund(s) from time to time employ one or more subcustodians located in the United States, but only in accordance with an applicable vote by the Board of Trustees of the Trust on behalf of the applicable Fund(s), and provided that the Custodian shall have no more or less responsibility or liability to the Trust on account of any actions or omissions of any subcustodian so employed than any such subcustodian has to the Custodian. The Custodian may employ as subcustodian for the Trust’s foreign securities on behalf of a Fund the foreign building institutions and foreign securities depositories designated in Schedule A hereto but only in accordance with the provisions of Article 3.

2.	Duties of the Custodian with Respect to Property of the Trust Held by the Custodian In the United States

2.1	Holding Securities. The Custodian shall hold and physically segregate for the account of each Fund all non-cash property, to be held by it in the United States, including all domestic securities owned by such Fund, other than (a) securities which are maintained pursuant to Section 2.10 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury, collectively referred to herein as “Securities System” and (b) commercial paper of an Issuer for which State Street Bank and Trust Company acts as issuing and paying agent (“Direct Paper”) which is deposited and/or maintained in the Direct Paper System of the Custodian pursuant to Section 2.10A.

2.2	Delivery of Securities. The Custodian shall release and deliver domestic securities owned by a Fund held by the Custodian or in a Securities System account of the Custodian or in the Custodian’s Direct Paper book entry system account (“Direct Paper System Account”) only upon receipt of Proper Instructions from the Trust on behalf of the applicable Fund, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

(1)	Upon sales of such securities for the account of the Fund and receipt of payment therefor;

(2)	Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Fund;

(3)	In the case of a sale effected through a Securities System, in accordance with the provisions of Section 2.10 hereof;

(4)	To the depository agent in connection with tender or other similar offers for securities for the Fund;

(5)	To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

(6)

To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.9 or into the name or nominee name of any subcustodian appointed pursuant to

Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

(7)	Upon the sale of such securities for the account of the Fund, to the broker or its clearing agent, against a receipt, for examination in accordance with “street delivery” custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian’s own negligence or willful misconduct;

(8)	For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

(9)	In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

(10)	For delivery in connection with any loans of securities made by a Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Trust on behalf of the Fund, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian’s account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Fund prior to the receipt of such collateral;

(11)	For delivery as security in connection with any borrowings by the Trust on behalf of the Fund requiring a pledge of assets by the Trust on behalf of the Fund, but only against receipt of amounts borrowed;

(12)	For delivery in accordance with the provisions of any agreement among the Trust on behalf of the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of The National Association of Securities Dealers, Inc. (“NASD”), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

(13)	For delivery in accordance with the provisions of any agreement among the Trust on behalf of the Fund, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with the transactions by the Fund;

(14)	Upon receipt of instructions from the transfer agent (“Transfer Agent”) for the Trust, for delivery to such Transfer Agent or to the holders of units in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Trust, related to the Fund (“Prospectus”), in satisfaction of requests by holders of Units for repurchase or redemption; and

(15)	For any other proper corporate purpose, but only upon receipt of, in addition to Proper Instructions from the Trust on behalf of the applicable Fund, a certified copy of a resolution of the Board of Trustees or of the Executive Committee signed by an officer of the Trust and certified by the Secretary or an Assistant Secretary, specifying the securities of the Fund to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

2.3	Registration of Securities. Domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Fund or in the name of any nominee of the Trust on behalf of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Trust has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to Section 2.9 or in the name of nominee name of any subcustodian appointed pursuant to Article 1. All securities accepted by the Custodian on behalf of the Fund under the terms of this Contract shall be in “street name” or other good delivery form. If, however, the Trust directs the Custodian to maintain securities in a “street name,” the custodian shall utilize its best efforts only to timely collect income due the Trust on such securities and to notify the Trust on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

2.4

Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of each Fund of the Trust, subject only to draft or order by the Custodian acting pursuant to the terms of this

Contract, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940. Funds held by the Custodian for a Fund may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every bank or trust company shall be qualified to act as a custodian under the investment Company Act of 1940 and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Fund be approved by vote of a majority of the Board of Trustees of the Trust. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5	Availability of Federal Funds. Upon mutual agreement between the Trust on behalf of each applicable Fund and the Custodian, the Custodian shall, upon the receipt of Proper Instructions from the Trust on behalf of the Fund, make federal funds available to such Fund as of specified times agreed upon from time to time by the Trust and the Custodian in the amount of checks received in payment for Units of such Fund which are deposited into the Fund’s account.

2.6	Collection of Income. Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to registered securities held hereunder to which each Fund shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such Fund’s custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Fund on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Trust. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Trust with such information or data as may be necessary to assist the Trust in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.

2.7	Payment of Trust Monies. Upon receipt of Proper instructions from the Trust on behalf of the applicable Fund, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Fund in the following cases only:

(1)	Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Fund but only:

(a)	Against the delivery of such securities or evidence of title to such options, futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer;

(b)	In the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section 2.10 hereof;

(c)	In the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.10A;

(d)	In the case of repurchase agreements entered into between the Trust on behalf of the Fund and the Custodian, or another bank, or a broker-dealer which is a member of NASD:

(i)	against delivery of the securities either in certificate form or through an entry crediting the Custodian’s account at the Federal Reserve Bank with such securities; or

(ii)	against delivery of the receipt evidencing purchase by the Fund of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Fund; or

(e)	For transfer to a time deposit account of the Trust in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Trust as defined in Section 5;

(2)	In connection with conversion, exchange or surrender of securities owned by the Fund as set forth in Section 2.2 hereof;

(3)	For the redemption or repurchase of Units issued by the Fund as set forth in Section 4.2 hereof;

(4)	For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Trust whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

(5)	For the payment of any dividends on Units of the Fund declared pursuant to the governing documents of the Trust;

(6)	For payment of the amount of dividends received in respect of securities sold short;

(7)	For any other proper purpose, but only upon receipt of, in addition to Proper Instructions from the Trust on behalf of the Fund, a certified copy of a resolution of the Board of Trustees or of the Executive Committee of the Trust signed by an officer of the Trust and certified by its Secretary or an Assistant Secretary, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

2.8	Liability for Payment in Advance of Receipt of Securities Purchased. Except as specifically stated otherwise in this Contract, in any and every case where payment for purchase of domestic securities for the account of a Fund is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Trust on behalf of such Fund to so pay in advance, the Custodian shall be absolutely liable to the Trust for such securities to the same extent as if the securities had been received by the Custodian.

2.9	Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.10	Deposit of Trust Assets in Securities System. The Custodian may deposit and/or maintain securities owned by a Fund in a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as “Securities System” in accordance with Exchange Commission rules and regulations, if any, and subject to the following provisions:

(1)	The Custodian may keep securities of the Fund in a Securities System provided that such securities are represented in an account (“Account”) of the Custodian in the Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

(2)	The, records of the Custodian with respect to securities of the Fund which are maintained in a Securities System shall identify by book-entry those securities belonging to the Fund;

(3)	The Custodian shall pay for securities purchased for the account of the Fund upon:

(a)	Receipt of advice from the Securities System that such securities have been transferred to the Account; and

(b)	The making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund.

The Custodian shall transfer securities sold for the account of the Fund upon:

(a)	Receipt of advice from the Securities System that payment for such securities has been transferred to the Account; and

(b)	The making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund.

Copies of all advices from the Securities System of transfers of securities for the account of the Fund shall identify the Fund, be maintained for the Fund by the Custodian and be provided to the Trust at its request. Upon request, the Custodian shall furnish the Trust on behalf of the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Trust on behalf of the Fund copies of daily transaction sheets reflecting each day’s transactions in the Securities System for the account of the Fund.

(4)	The Custodian shall provide the Trust for the Fund with any report obtained by the Custodian on the Securities System’s accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System.

(5)	The Custodian shall have received from the Trust on behalf of the Fund the initial or annual certificate, as the case may be, required by Article 14 hereof.

(6)	Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Trust for the benefit of the Fund for any loss or damage to the Fund resulting from use of the Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the Securities System; at the election of the Trust, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

2.10A	Trust Assets Held in the Custodian’s Direct Paper System. The Custodian may deposit and/or maintain securities owned by a Fund in the Direct Paper System of the Custodian subject to the following provisions:

(1)	No transactions relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions from the Trust on behalf of the Fund.

(2)	The Custodian may keep securities of the Fund in the Direct Paper System only if such securities are represented in an account (“Account”) of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers.

(3)	The records of the Custodian with respect to securities of the Fund which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Fund.

(4)	The Custodian shall pay for securities purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund.

(5)	The Custodian shall furnish the Trust on behalf of the Fund confirmation of each transfer to or from the account of the Fund, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Trust on behalf of the Fund copies of daily transaction sheets reflecting each day’s transaction in the Securities System for the account of the Fund.

(6)	The Custodian shall provide the Trust on behalf of the Fund with any report on its system of internal accounting control as the Trust may reasonably request from time to time.

2.11

Segregated Account. The Custodian shall upon receipt of Proper Instructions from the Trust on behalf of each applicable Fund establish and maintain a segregated account or accounts for and on behalf of each such Fund, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.10 hereof, (i) in accordance with the provisions of any agreement among the Trust on behalf of the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Fund or commodity futures contract or options thereon purchased or sold by the Fund, (iii) for the purposes of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv) upon receipt of, in addition to Proper Instructions from the Trust on behalf of the applicable Fund, a certified copy of a resolution of the Board of Trustees or of the Executive Committee signed by an officer of the Trust and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

2.12	Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to securities of each Fund held by it and in connection with transfers of securities.

2.13	Proxies. The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Fund or a nominee of the Fund, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to such securities.

2.14	Communications Relating to Fund Securities. Subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the Trust for each Fund all written information (including, without limitation, pendency of calls and maturities of securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Trust on behalf of the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the securities being held for the Fund. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

3.	Duties of the Custodian with Respect to Property of the Trust Held Outside of the United States

3.1

Appointment of Foreign Subcustodians. The Trust hereby authorizes and instructs the Custodian to employ as subcustodians for the Fund’s securities and other assets maintained outside the United States the foreign banking institutions and foreign securities depositories designated on Schedule A hereto (“foreign subcustodians”). Upon receipt of “Proper Instructions”, as defined in Section 5 of this Contract, together with a certified resolution of the Trust’s Board of Trustees, the Custodian and the Trust may agree to amend Schedule A hereto from time to time to designate additional foreign banking institutions and foreign securities depositories to act as subcustodian. Upon receipt of Proper Instructions, the Trust may instruct the Custodian to cease the employment of any one or more such subcustodians for maintaining custody of the Fund’s assets.

3.2	Assets to be Held. The Custodian shall limit the securities and other assets maintained in the custody of the foreign subcustodians to: (a) “foreign securities,” as defined in paragraph (c)(1) of Rule 17f-5 under the Investment Company Act of 1940, and (b) cash and cash equivalents in such amounts as the Custodian or the Trust may determine to be reasonably necessary to effect the Fund’s foreign securities transactions.

3.3	Foreign Securities Depositories. Except as may otherwise be agreed upon in writing by the Custodian and the Trust, assets of the Fund shall be maintained in foreign securities depositories only through arrangements implemented by the foreign banking institutions serving as subcustodians pursuant to the terms hereof. Where possible, such arrangements shall include entry into agreements containing the provisions set forth in Section 3.5 hereof.

3.4	Segregation of Securities. The Custodian shall identify on its books as belonging to each applicable Fund of the Trust, the foreign securities of such Funds held by each foreign subcustodian. Each agreement pursuant to which the Custodian employs a foreign banking institution shall require that such institution establish a custody account for the Custodian on behalf of the Trust for each applicable Fund of the Trust and physically segregate in each account, securities and other assets of the Funds, and, in the event that such institution deposits the securities of one or more of the Funds in a foreign securities depository, that it shall identify on its books as belonging to the Custodian, as agent for each applicable Fund, the securities so deposited.

3.5	Agreements with Foreign Banking Institutions. Each agreement with a foreign banking institution shall be substantially in the form set forth in Exhibit 1 hereto and shall provide that: (a) the assets of each Fund will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the foreign banking institution or its creditors or agent, except a claim of payment for their safe custody or administration; (b) beneficial ownership of the assets of each Fund will be freely transferable without the payment of money or value other than for custody or administration; (c) adequate records will be maintained identifying the assets as belonging to each applicable Fund; (d) officers of or auditors employed by, or other representatives of the Custodian, including to the extent permitted under applicable law the independent public accountants for the Trust, will be given access to the books and records of the foreign banking institution relating to its actions under its agreement with the Custodian; and (e) assets of the Funds held by the foreign subcustodian will be subject only to the instructions of the Custodian or its agents.

3.6	Access of Independent Accountants of the Trust. Upon request of the Trust, the Custodian will use its best efforts to arrange for the independent accountants of the Trust to be afforded access to the books and records of any foreign banking institution employed as a foreign subcustodian insofar as such books and records relate to the performance of such foreign banking institution under its agreement with the Custodian.

3.7	Reports by Custodian. The Custodian will supply to the Trust from time to time, as mutually agreed upon, statements in respect of the securities and other assets of the Fund held by foreign subcustodians, including but not limited to an identification of entities having possession of Fund securities and other assets and advices or notifications of any transfers of securities to or from each custodial account maintained by a foreign banking institution for the Custodian on behalf of each applicable Fund indicating, as to securities acquired for a Fund, the identity of the entity having physical possession of such securities.

3.8	Transactions in Foreign Custody Account.

(a)	Except as otherwise provided in paragraph (b) of this Section 3.8, the provision of Sections 2.2 and 2.7 of this Contract shall apply, mutatis mutandis to the foreign securities of the Trust held outside the United States by foreign subcustodians.

(b)	Notwithstanding any provision of this Contract to the contrary, settlement and payment for securities received for the account of each applicable Fund and delivery of securities maintained for the account of each applicable Fund may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer.

(c)	Securities maintained in the custody of a foreign subcustodian may be maintained in the name of such entity’s nominee to the same extent as set forth in Section 2.3 of this Contract, and the Trust agrees to hold any such nominee harmless from any liability as a holder of record of such securities.

3.9

Liability of Foreign Subcustodians. Each agreement pursuant to which the Custodian employs a foreign banking institution as a foreign subcustodian shall require the institution to exercise reasonable care in the performance of its duties and to indemnify, and hold harmless, the Custodian and each Fund from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the institution’s performance of such obligations. At the election of the Trust, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a foreign banking institution as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Trust has not been made whole for any such loss, damage, cost, expense, liability or claim.

3.10	Liability of Custodian. The Custodian shall be liable for the acts or omissions of a foreign banking institution to the same extent as set forth with respect to subcustodians generally in this Contract and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by paragraph 3.13 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. Notwithstanding the foregoing provisions of this paragraph 3.10, in delegating custody duties to State Street London Ltd., the Custodian shall not be relieved of any responsibility to the Trust for any loss due to such delegation, except such loss as may result from (a) political risk (including, but not limited to, exchange control restrictions, confiscation, expropriation, nationalization, insurrection, civil strife or armed hostilities) or (b) other losses (excluding a bankruptcy or insolvency of State Street London Ltd. not caused by political risk) due to Acts of God, nuclear incident or other losses under circumstances where the Custodian and State Street London Ltd. have exercised reasonable care.

3.11	Reimbursement for Advances. If the Trust requires the Custodian to advance cash or securities for any purpose for the benefit of a Fund including the purchase or sale of foreign exchange or of contracts for foreign exchange, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee’s own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Fund shall be security therefor and should the Trust fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Fund assets to the extent necessary to obtain reimbursement.

3.12

Monitoring Responsibilities. The Custodian shall furnish annually to the Trust, during the month of June, information concerning the foreign subcustodians employed by the Custodian. Such information shall be similar in kind and scope to that furnished to the Trust in connection with the initial approval of this Contract. In addition, the Custodian will promptly inform the Trust in the event that the Custodian teams of a material adverse change in the financial condition or custodial capabilities of a foreign subcustodian or any material loss of the assets of the Trust or, in the case of any foreign subcustodian not the subject of an exemptive order from the Securities and Exchange Commission, if notified by such foreign subcustodian that there appears to be a substantial likelihood that its unitholders’ equity will decline below $200 million (U.S. dollars or the equivalent thereof) or that its unitholders’ equity has declined below $200 million (in each case computed in accordance with generally accepted U.S. accounting principles).

3.13	Branches of U.S. Banks.

(a)	Except as otherwise set forth in this Contract, the provisions of this Article 3 shall not apply where the custody of Fund assets are maintained in a foreign branch of a banking institution which is a “bank” as defined by
Section 2(a)(5) of the Investment Company Act of 1940 meeting the qualification set forth in Section 26(a) of said Act. The appointment of any such branch as a subcustodian shall be governed by paragraph 1 of this Contract.

(b)	Cash held for each Fund of the Trust in the United Kingdom shall be maintained in an interest bearing account established for the Trust with the Custodian’s London branch, which account shall be subject to the direction of the Custodian, State Street London Ltd. or both.

4.	Payments for Sales or Repurchases or Redemptions of Units of the Trust

4.1	Payment for Units. The Custodian shall receive from the distributor for the Units or from the Transfer Agent of the Trust and deposit into the account of the appropriate Fund such payments as are received for Units of that Fund such payments as are received for Units of that Fund issued or sold from time to time by the Trust. The Custodian will provide timely notification to the Trust on behalf of each such Fund and the Transfer Agent of any receipt by it of payments for Units of such Fund.

4.2	Payments for Repurchase or Redemptions of Units of the Trust. From such funds as may be available for the purpose but subject to the limitations of the Trust’s Declaration of Trust and By-laws and any applicable votes of the Board of Trustees of the Trust pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Units who have delivered to the Transfer Agent a request for redemption or repurchase of their Units. In connection with the redemption or repurchase of Units of a Fund, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming unitholders.

5.	Proper instructions

Proper Instructions as used throughout this Contract means a writing signed or initialled by one or more person or persons as the Board of Trustees shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Trust shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Board of Trustees of the Trust accompanied by a detailed description of procedures approved by the Board of Trustees, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Trustees and the Custodian are satisfied that such procedures afford adequate safeguards for the Fund’s assets. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three-party agreement which requires a segregated asset account in accordance with Section 2.11.

6.	Actions Permitted Without Express Authority

The Custodian may in its discretion, without express authority from the Trust on behalf of each applicable Fund:

(1)	Make payments to itself or others for minor expense of handling securities or other similar items relating to its duties under this Contract, provided that all such payments shall be accounted for to the Trust on behalf of the Fund;

(2)	Surrender securities in temporary form for securities in definitive form;

(3)	Endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments; and

(4)	In general, attend to all non-discretional details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Fund except as otherwise directed by the Board of Trustees of the Trust.

7.	Evidence of Authority

The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Trust. The Custodian may receive and accept a certified copy of a vote of the Board of Trustees of the Trust as conclusive evidence: (i) of the authority of any person to act in accordance with such vote or (ii) of any determination or of any action by the Board of Trustees pursuant to the Trust’s Declaration of Trust or By-laws as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

8.	Duties of Custodian with Respect to the Books of Account and Calculation of Net Asset Value and Net Income

The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board of Trustees of the Trust to keep the books of account of each Fund and/or compute the net asset value per share of the outstanding Units of each Fund or, if directed in writing to do so by the Trust on behalf of the Fund, shall itself keep such books of account and/or compute such net asset value per share. If so desired, the Custodian shall also calculate daily the net income of the Fund as described in the Trust’s currently effective prospectus related to such Fund and shall advise the Trust and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Trust to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of each Fund shall be made at the time or times described from time to time in the Trust’s currently effective prospectus related to such Fund.

9.	Records

The Custodian shall with respect to each Fund create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Trust under the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Trust and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Trust and employees and agents of the Securities and Exchange Commission. The Custodian shall, at the Trust’s request, supply the Trust with a tabulation of securities owned by each Fund and held by the Custodian and shall, when requested to do so by the Trust and for such compensation as shall be agreed upon between the Trust and the Custodian, include certificate numbers in such tabulations.

10.	Opinion of Trust’s Independent Accountants

The Custodian shall take all reasonable action, as the Trust on behalf of each applicable Fund may from time to time request, to obtain from year to year favorable opinions from the Trust’s independent accountants with respect to its activities hereunder in connection with the preparation of the Trust’s Form N-1A and Form N-SAR or other annual reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

11.	Reports to Trust by independent Public Accountants

The Custodian shall provide the Trust, on behalf of each Fund at such times as the Trust may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a Securities system, relating to the services provided by the Custodian under this Contract; such reports, shall be of sufficient scope and in sufficient detail as may reasonably be required by the Trust to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no inadequacies, the reports shall so state.

12.	Compensation of Custodian

The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Trust on behalf of each applicable Fund and the Custodian.

13.	Responsibility of the Custodian

So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commissions merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Trust for any action taken or omitted by it in good faith without negligence or misconduct; provided, however, that the Custodian uses reasonable care to provide prompt notice to the Trust of (i) the circumstances and all pertinent facts of which the Custodian has knowledge giving rise to the claim for indemnification or the reasonable likelihood that such a claim may be made, and (ii) the Custodian’s claim for such indemnification. The Trust, using counsel of its choice, shall have the option to defend the Custodian against any claim which may be the subject of this indemnification and upon the exercise of such option the Custodian shall not be entitled to indemnification for further legal or other expenses in connection therewith. The Custodian shall in no case confess any claim or make any compromise or settlement in any case in which the Trust shall be asked to indemnify the Custodian, except with the prior written consent of the Trust. The Custodian shall be entitled to rely on and may act upon advice of reasonably selected counsel (who may be counsel for the Trust) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Notwithstanding the foregoing, the responsibility of the Custodian with respect to redemptions effected by check shall be in accordance with a separate Agreement entered into between the Custodian and the Trust.

The Custodian shall be liable for the acts or omissions of a foreign banking institution appointed pursuant to the provisions of Article 3 to the same extent as set forth in Article 1 hereof with respect to subcustodians located in the United States (except as specifically provided in Article 3.10) and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by paragraph 3.11 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from, or caused by, the direction of or authorization by the Trust to maintain custody of any securities or cash of the Trust in a foreign country including, but not limited to, losses resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism.

If the Trust on behalf of a Fund requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Trust or the Fund being liable for the payment of money or incurring liability of some other form, the Trust on behalf of the Fund, as a prerequisite to requiring the Custodian to take such action, shall provide Indemnity to the Custodian in an amount and form satisfactory to it.

If the Trust requires the Custodian to advance cash or securities for any purpose for the benefit of a Fund including the purchase or sale of foreign exchange contracts or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee’s own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Fund shall be security therefor and should the Trust fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Fund’s assets to the extent necessary to obtain reimbursement.

No series or portfolio of the Trust shall be liable for any claims against any other Fund of the Trust.

14.	Effective Period, Termination and Amendment

This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided, however, that the Custodian shall not with respect to a Fund act under Section 2.10 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Trustees of the Trust has approved the initial use of a particular Securities System by such Fund and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Board of Trustees has reviewed the use by such Fund of such Securities System, as required in each case by Rule 17f-4 under the Investment Company Act of 1940, as amended and that the Custodian shall not with respect to a Fund act under Section 2.10A hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Trustees has approved the initial use of the Direct Paper System by such Fund and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Board of Trustees has reviewed the use by such Fund of the Direct Paper System; provided further, however, that the Trust shall not amend or terminate this Contract in contravention of any applicable federal or estate regulations, or any provision of the Trust’s Declaration of Trust or By-laws, and further provided, that the Trust on behalf of one or more of the Funds may at any time by action of its Board of Trustees (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or

(ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

Upon termination of the Contract, the Trust on behalf of each applicable Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

15.	Successor Custodian

If a successor custodian for the Trust, of one or more of the Funds shall be appointed by the Board of Trustees of the Trust, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities of each applicable Fund then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Fund held in a Securities System.

If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Trustees of the Trust, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Trustees shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a “bank” as defined in the Investment Company Act of 1940, doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Fund and all instruments held by the Custodian relative thereto and all other property held by it under this Contract on behalf of each applicable Fund and to transfer to an account of such successor custodian all of the securities of each such Fund held in any Securities system. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Trust to procure the certified copy of the vote referred to or of the Board of Trustees to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

16.	Interpretive and Additional Provisions

In connection with the operation of this Contract, the Custodian and the Trust on behalf of each of the Funds, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Declaration of Trust or By-laws of the Trust. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

17.	Additional Funds

In the event that the Trust establishes one or more series of Units in addition to GS Short-Term Government Agency Fund, GS Global Income Fund and GS Adjustable Rate Government Agency Fund, with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Units shall become a Fund hereunder.

18.	Massachusetts Law to Apply

This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of Massachusetts.

19.	Prior Contracts

This Contract supersedes and terminates, as of the date hereof, all prior contracts between the Trust on behalf of each of the Funds and the Custodian relating to the custody of the Trust’s assets.

IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the 15 day of July, 1991.

GOLDMAN SACHS TRUST

Attest:		By:
	Michelle S. Lenzmeier		Stephen Brent Wells
	Assistant Secretary of the Trust		President of the Trust

STATE STREET BANK AND TRUST COMPANY

Attest:	By:
Its: Vice President

Schedule A

17f-5 Approval

The Board of Directors/Trustees of GS Japanese Equity has approved certain foreign banking institutions and foreign securities depositories within State Street’s Global Custody Network for use as subcustodians for the Fund’s securities, cash and cash equivalents held outside of the United States. Board approval is as indicated by the Fund’s Authorized Officer:

Fund Officer Initials	Country	Subcustodian	Central Depository
State Street’s entire Global Custody network listed below

	Argentina	Citibank, N.A.	Caja de Valores S.A.

	Australia	Westpac Banking Corporation	Austraclear Limited; Reserve Bank Information and Transfer system (RITS)

	Austria	Erste Bank der oesterreichischen Sparkasen AG	Oesterreichische Kontrollbank AG (WertpapierSammelBank Division)

	Bahrain	The British Bank of the Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)	None

	Bangladesh	Standard Chartered Bank	None

	Belgium	Generale Bank	Caisse Interprofessionnelle de Dépôts et de Virements de Titres S.A. (CIK) Banque Nationale de Belgique

	Bermuda	The Bank of Bermuda Limited	None

	Bostwana	Barclays Bank of Botswana Limited	None

	Brazil	Citibank, N.A.	Càmera de Liquidacāo de Sāo Paula Banco Central do Brasil, Systema Especial de Liquidacāo e Custodia (SELIC)

	Bulgaria	ING Bank N.V.	Central Depository AD

	Canada	Canada Trustco Mortgage Company	The Canadian Depository for Securities Limited (CDS)

	Chile	Citibank, N.A.	None

Schedule A: 17f-5 Approval

Fund Officer Initials	Country	Subcustodian	Central Depository
	People’s Republic of China	The Hongkong and Shanghai Banking Corporation Limited, Shanghai and Shenzhen branches	Shanghai Securities Central Clearing and Registration Corporation (SSCCRC); Shenzhen Securities Central Clearing Co. Ltd. (SSCC)

	Colombia	Cititrust Colombia S.A. Sociedad Fiduciaria	None

	Croatia	Priviedna Banka Zagreb d.d.	Ministry of Finance

	Cyprus	Barclays Bank PLC Cyprus Offshore Banking Unit	None

	Czech Republic	Československá Obchodní Banka, A.S.	Stredisko cennych papirtt (SCP); Czech National Bank (CNB)

	Denmark	Den Danske Bank	Vaerdipapircentralen – The Danish Securities Center (VP)

	Ecuador	Citibank, N.A.	None

	Egypt	National Bank of Egypt	Misr Company for Clearing, Settlement, and Central Depository (MCSD)

	Finland	Merita Bank	The Finnish Central Securities Depository (CSD)

	France	Banque Paribas	Société Interprofessionnelle pour la Compensation des Valcurs Mobilliéres (SICOVAM); Banque de Frances, Saturne Systems

	Germany	Dresdner Bank AG	The Deutscher Kassenverein AG

	Ghana	Barclays Bank of Ghana Limited	None

	Greece	National Bank of Greece S.A.	The Central Securities Depository (Apothetirion Titlon A.E.); Bank of Greece

	Hong Kong	Standard Chartered Bank	The Central Clearing and Settlement System (CCASS); The Central Money Markets Unit (CMU)

	Hungary	Citibank Rt. Budapest	The Central Depository and Clearing House (Budapest) ltd. (KELER Ltd.)

Schedule A: 17f-5 Approval

Fund Officer Initials	Country	Subcustodian	Central Depository
	India	Deutsche Bank AG	The National Securities Depository Limited

		The Hongkong and Shanghai Banking Corporation Limited	The National Securities Depository Limited

	Indonesia	Standard Chartered Bank	None

	Ireland	Bank of Ireland	None; The Central Bank of Ireland The Gilt Settlement Office (GSO)

	Israel	Bank Hapoalim B.M.	The Clearing House of the Tel Aviv Stock Exchange;

	Italy	Banque Paribas	Monte Titoli S.p.A; Banca d’Italia

	Ivory Coast	Société Générale de Banques en Côte d’Ivoire	None

	Japan	The Daiwa Bank, Limited	Japan Securities Depository Center (JASDEC); Bank of Japan Net System

		The Fuji Bank, Limited	Japan Securities Depository Center (JASDEC); Bank of Japan Net System

	Jordan	The British Bank of the Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)	None

	Kenya	Barclays Bank of Kenya Limited	None

	Republic of Korea	Hongkong & Shanghai Banking Corporation	Korea Securities Depository (KSD)

	Lebanon	The British Bank of the Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Ltd.)	Custodian and Clearing Center of Financial instruments for Lebanon (MIDCLEAR) S.A.L.; The Central Bank of Lebanon

	Malaysia	Standard Chartered Bank Malaysia Berhad	Malaysian Central Depository Sdn. Bhd. (MCD);

Schedule A: 17f-5 Approval

Fund Officer Initials	Country	Subcustodian	Central Depository
	Mauritius	The Hongkong and Shanghai Banking Corporation Limited	The Central Depository & Settlement System (CDS)

	Mexico	Citibank Mexico, S.A.	S.D. INDEVAL, S.A. de C.V. (Instituto para el Depósito de Valores)

	Morocco	Banque Commerciale du Maroc	None

	The Netherlands	MeesPierson N.V.	Nederlands Centraal Instituut voor Giraal Effectenverkeer B.V. (NECIGEF);

	New Zealand	ANZ Banking Group (New Zealand) Limited	New Zealand Central Securites Depository Limited (NZCSD)

	Norway	Christiania Bank og Kreditkasse	Verdipapirsentralen – The Norwegian Registry of Securities (VPS)

	Oman	The British Bank of the Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)	Muscat Securities Market (MSM)

	Pakistan	Deutsche Bank AG	Central Depository Company of Pakistan Ltd.

	Peru	Citibank, N.A.	Caja de Valores y Liquidaciones (CAVALI, S.A.)

	Philippines	Standard Chartered Bank	The Philippines Central Depository Inc. (PCD); The Book-Entry-System (BES) of Bangko Sentral ng Pilipinas; The Registry of Scripless Securities (ROSS) of the Bureau of Treasury

	Poland	Citibank Poland S.A.	The National Depository of Securities (Krajowy Depozyt Papierow Wartosciowyeb); National Bank of Poland

	Portugal	Banco Comercial Portugues	Central de Valores Mobiliários (Central)

	Romania	ING Bank N.V. Bucharest	National Securities Clearing, Settlement and Depository Company Buchazest Stock Exchange

Schedule A: 17f-5 Approval

Fund Officer Initials	Country	Subcustodian	Central Depository
	Russia	Credit Suisse First Boston, Zurich via Credit Suisse First Boston Limited, Moscow	None

	Singapore	The Development Bank of Singapore Ltd.	The Central Depository (Ptc) Limited (CDP)

	Slovak Republic	Ceskoslovenski Obchodna Banka A.S.	Stredisko Cennych Papierov (SCP); National Bank of Slovakia

	Slovenia	Banka Creditanstalt d.d	Klirinsko Depotnn Bruzba

	South Africa	Standard Bank of South Africa Limited	The Central Depository Limited

	Spain	Banco Santander, S.A.	Servicio de Compensación y Liquidación de Valories, S.A. (SCLV); Banco de España, Anotaciones en Cuenta

	Sri Lanka	The Hongkong and Shanghai Banking Corporation Limited	Central Depository System (Pvt) Limited

	Swaziland	Standard Bank of South Africa Limited	None

	Sweden	Skandinaviska Enskilda Banken	Verdipapirsentralen VPC AB – The Swedish Central Securities Depository

	Switzerland	Union Bank of Switzerland	Schweizerische Effekten – Giro AG (SEGA); INTERSETTLE

	Taiwan – R.O.C.	Central Trust of China or	The Taiwan Securities Central Depository Company, Ltd. (TSCD)

(Client Designated Subcustodian)

	Thailand	Standard Chartered Bank	Thailand Securities Depository Company Limited (TSD)

	Turkey	Citibank, N.A.	Takas ve Saklania Bankasi A.S. (TAKASBANK); Central Bank of Turkey

Schedule A: 17f-5 Approval

Fund Officer Initials	Country	Subcustodian	Central Depository
	United Kingdom	State Street Bank and Trust Company	None; The Bank of England, The Central Gilts Office (CGO); The Central Moneymarkets Office (CMO);

	Uruguay	Citibank, N.A.	None

	Venezuela	Citibank, N.A.	None

	Zambia	Barclays Bank of Zambia Limited	Lusaka Central Depository (LCD)

	Zimbabwe	Barclays Bank of Zimbabwe Limited	None

Euroclear (The Euroclear System) / State Street London Limited

Cedel (Cedel Ban, societé anonyme) / State Street London Limited

Certified by:

Fund’s Authorized Officer	Date

Schedule A

17f-5 Approval

The Board of Directors/Trustees of GS International Small Cap Equity has approved certain foreign banking institutions and foreign securities depositories within State Street’s Global Custody Network for use as subcustodians for the Fund’s securities, cash and cash equivalents held outside of the United States. Board approval is as indicated by the Fund’s Authorized Officer:

Fund Officer Initials	Country	Subcustodian	Central Depository
	State Street’s entire Global	Custody network listed below

	Argentina	Citibank, N.A.	Caja de Valores S.A.

	Australia	Westpac Banking Corporation	Austraclear Limited;

Reserve Bank Information and Transfer system (RITS)

	Austria	Erste Bank der oesterreichischen Sparkasen AG	Oesterreichische Kontrollbank AG (WertpapierSammelBank Division)

	Bahrain	The British Bank of the Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)	None

	Bangladesh	Standard Chartered Bank	None

	Belgium	Generale Bank	Caisse Interprofessionnelle de Dépôts et de Virements de Titres S.A. (CIK)

Banque Nationale de Belgique

	Bermuda	The Bank of Bermuda Limited	None

	Bostwana	Barclays Bank of Botswana Limited	None

	Brazil	Citibank, N.A.	Càmera de Liquidacāo de Sāo Paula

Banco Central do Brasil, Systema Especial de Liquidacāo e Custodia (SELIC)

	Bulgaria	ING Bank N.V.	Central Depository AD

	Canada	Canada Trustco Mortgage Company	The Canadian Depository for Securities Limited (CDS)

	Chile	Citibank, N.A.	None

Schedule A: 17f-5 Approval

Fund Officer Initials	Country	Subcustodian	Central Depository
	People’s Republic of China	The Hongkong and Shanghai Banking Corporation Limited, Shanghai and Shenzhen branches	Shanghai Securities Central Clearing and Registration Corporation (SSCCRC);

Shenzhen Securities Central Clearing Co. Ltd. (SSCC)

	Colombia	Cititrust Colombia S.A. Sociedad Fiduciaria	None

	Croatia	Priviedna Banka Zagreb d.d.	Ministry of Finance

	Cyprus	Barclays Bank PLC Cyprus Offshore Banking Unit	None

	Czech Republic	Československá Obchodní Banka, A.S.	Stredisko cennych papirtt (SCP);

	Denmark	Den Danske Bank	Vaerdipapircentralen – The Danish Securities Center (VP)

	Ecuador	Citibank, N.A.	None

	Egypt	National Bank of Egypt	Misr Company for Clearing, Settlement, and Central Depository (MCSD)

	Finland	Merita Bank	The Finnish Central Securities Depository (CSD)

	France	Banque Paribas	Société Interprofessionnelle pour la Compensation des Valcurs Mobilliéres (SICOVAM);

Banque de Frances, Saturne Systems

	Germany	Dresdner Bank AG	The Deutscher Kassenverein AG

	Ghana	Barclays Bank of Ghana Limited	None

	Greece	National Bank of Greece S.A.	The Central Securities Depository (Apothetirion Titlon A.E.);

Bank of Greece

	Hong Kong	Standard Chartered Bank	The Central Clearing and Settlement System (CCASS); The Central Money Markets Unit (CMU)

	Hungary	Citibank Rt. Budapest	The Central Depository and Clearing House (Budapest) ltd. (KELER Ltd.)

Schedule A: 17f-5 Approval

Fund Officer Initials	Country	Subcustodian	Central Depository

	India	Deutsche Bank AG	The National Securities Depository Limited

		The Hongkong and Shanghai Banking Corporation Limited	The National Securities Depository Limited

	Indonesia	Standard Chartered Bank	None

	Ireland	Bank of Ireland	None;

The Central Bank of Ireland The Gilt Settlement Office (GSO)

	Israel	Bank Hapoalim B.M.	The Clearing House of the Tel Aviv Stock Exchange;

	Italy	Banque Paribas	Monte Titoli S.p.A;

Banca d’Italia

	Ivory Coast	Société Générale de Banques en Côte d’Ivoire	None

	Japan	The Daiwa Bank, Limited	Japan Securities Depository Center (JASDEC);

Bank of Japan Net System

		The Fuji Bank, Limited	Japan Securities Depository Center (JASDEC);

Bank of Japan Net System

	Jordan	The British Bank of the Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)	None

	Kenya	Barclays Bank of Kenya Limited	None

	Republic of Korea	Hongkong & Shanghai Banking Corporation	Korea Securities Depository (KSD)

	Lebanon	The British Bank of the Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Ltd.)	Custodian and Clearing Center of Financial instruments for Lebanon (MIDCLEAR) S.A.L.;

The Central Bank of Lebanon

	Malaysia	Standard Chartered Bank Malaysia Berhad	Malaysian Central Depository Sdn. Bhd. (MCD);

Schedule A: 17f-5 Approval

Fund Officer Initials	Country	Subcustodian	Central Depository
Bank Nogara Malaysia, Scripless Securities Trading and Safekeeping Systems (SSTS)

	Mauritius	The Hongkong and Shanghai Banking Corporation Limited	The Central Depository & Settlement System (CDS)

	Mexico	Citibank Mexico, S.A.	S.D. INDEVAL, S.A. de C.V. (Instituto para el Depósito de Valores)

	Morocco	Banque Commerciale du Maroc	None

	The Netherlands	MeesPierson N.V.	Nederlands Centraal Instituut voor Giraal Effectenverkeer B.V. (NECIGEF);

	New Zealand	ANZ Banking Group (New Zealand) Limited	New Zealand Central Securites Depository Limited (NZCSD)

	Norway	Christiania Bank og Kreditkasse	Verdipapirsentralen – The Norwegian Registry of Securities (VPS)

	Oman	The British Bank of the Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)	Muscat Securities Market (MSM)

	Pakistan	Deutsche Bank AG	Central Depository Company of Pakistan Ltd.

	Peru	Citibank, N.A.	Caja de Valores y Liquidaciones (CAVALI, S.A.)

	Philippines	Standard Chartered Bank	The Philippines Central Depository Inc. (PCD);

The Book-Entry-System (BES) of Bangko Sentral ng Pilipinas; The Registry of Scripless Securities (ROSS) of the Bureau of Treasury

	Poland	Citibank Poland S.A.	The National Depository of Securities (Krajowy Depozyt Papierow Wartosciowyeb);

National Bank of Poland

	Portugal	Banco Comercial Portugues	Central de Valores Mobiliários (Central)

	Romania	ING Bank N.V. Bucharest	National Securities Clearing,

Schedule A: 17f-5 Approval

Fund Officer Initials	Country	Subcustodian	Central Depository
Settlement and Depository Company

Buchazest Stock Exchange

	Russia	Credit Suisse First Boston, Zurich via Credit Suisse First Boston Limited, Moscow	None

	Singapore	The Development Bank of Singapore Ltd.	The Central Depository (Ptc) Limited (CDP)

	Slovak Republic	Ceskoslovenski Obchodna Banka A.S.	Stredisko Cennych Papierov (SCP); National Bank of Slovakia

	Slovenia	Banka Creditanstalt d.d	Klirinsko Depotnn Bruzba

	South Africa	Standard Bank of South Africa Limited	The Central Depository Limited

	Spain	Banco Santander, S.A.	Servicio de Compensación y Liquidación de Valories, S.A. (SCLV); Banco de España, Anotaciones en Cuenta

	Sri Lanka	The Hongkong and Shanghai Banking Corporation Limited	Central Depository System (Pvt) Limited

	Swaziland	Standard Bank of South Africa Limited	None

	Sweden	Skandinaviska Enskilda Banken	Verdipapirsentralen VPC AB – The Swedish Central Securities Depository

	Switzerland	Union Bank of Switzerland	Schweizerische Effekten – Giro AG (SEGA);

INTERSETTLE

	Taiwan – R.O.C.	Central Trust of China or	The Taiwan Securities Central Depository Company, Ltd. (TSCD)

(Client Designated Subcustodian)

	Thailand	Standard Chartered Bank	Thailand Securities Depository Company Limited (TSD)

	Turkey	Citibank, N.A.	Takas ve Saklania Bankasi A.S. (TAKASBANK);

Schedule A: 17f-5 Approval

Fund Officer Initials	Country	Subcustodian	Central Depository

Central Bank of Turkey

	United Kingdom	State Street Bank and Trust Company	None; The Bank of England, The Central Gilts Office (CGO); The Central Moneymarkets Office (CMO);

	Uruguay	Citibank, N.A.	None

	Venezuela	Citibank, N.A.	None

	Zambia	Barclays Bank of Zambia Limited	Lusaka Central Depository (LCD)

	Zimbabwe	Barclays Bank of Zimbabwe Limited	None

Euroclear (The Euroclear System) / State Street London Limited

Cedel (Cedel Ban, Societé anonyme) / State Street London Limited

Certified by:

23/4/98
Fund’s Authorized Officer	Date

AMENDMENT TO THE

CUSTODIAN AGREEMENT

AGREEMENT, made this 12th day of May, 1992 by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and Goldman Sachs Trust (the “Fund”).

WITNESSETH THAT:

WHEREAS, State Street and the Fund are parties to a Custodian Agreement dated July 15, 1991 (as amended to date, the “Agreement”) which governs the terms and conditions under which State Street maintains custody of the securities and other assets of the Fund:

NOW THEREFORE, State Street and the Fund hereby amend the terms of the Custodian Agreement and mutually agree to the following:

Insert as the final paragraph under Responsibility of Custodian:

If the Fund requires State Street to advance cash or securities for any purpose or in the event that State Street or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee’s own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor and should the Fund fail to repay State Street promptly, State Street shall be entitled to utilize available cash and to dispose of Fund assets to the extent necessary to obtain reimbursement.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

ATTEST:	GOLDMAN SACHS TRUST

Treasurer

ATTEST:	STATE STREET BANK AND TRUST COMPANY

Assistant Secretary	Vice President

AMENDMENT TO CUSTODIAN CONTRACT

Agreement made by and between State Street Bank and Trust Company (the “Custodian”) and Goldman Sachs Trust (the “Company”).

WHEREAS, the Custodian and the Company are parties to a custodian contract dated July 15, 1991 as amended May 12, 1992 (the “Custodian Contract”) governing the terms and conditions under which the Custodian maintains custody of the securities and other assets of the Company; and

WHEREAS, the Custodian and the Company desire to amend the terms and conditions under which the Custodian maintains the Company’s securities and other non-cash property in the custody of certain foreign sub-custodians in conformity with the requirements of Rule 17f-5 under the Investment Company Act of 1940, as amended;

NOW THEREFORE, in consideration of the premises and covenants contained herein, the Custodian and the Company hereby amend the Custodian Contract by the addition of the following terms and provisions;

1. Notwithstanding any provisions to the contrary set forth in the Custodian Contract, the Custodian may hold securities and other non-cash property for all of its customers, including the Company, with a foreign sub-custodian in a single account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to securities and other non-cash property of the Company which are maintained in such account shall identify by book-entry those securities and other non-cash property belonging to the Company and (ii) the Custodian shall require that securities and other non-cash property so held by the foreign sub-custodian be held separately from any assets of the foreign sub-custodian or of others.

2. Except as specifically superseded or modified herein, the terms and provisions of the Custodian Contract shall continue to apply with full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed as a sealed instrument in its name and behalf by its duly authorized representative this day of 16th day of November, 1995.

GOLDMAN SACHS TRUST

By:

Title:

STATE STREET BANK AND TRUST COMPANY

By:

Title:

Goldman, Sachs & Co. x 85 Broad Street x New York, New York 10004

Tel: 212-902-1000

Goldman Sachs

May 1, 1997

State Street Bank and Trust Company

One Heritage Drive

North Quincy, Massachusetts 02171

Attention: David Reynolds

Re: Custodian Contract between Goldman Sachs Trust (formerly Institutional Liquid Assets) and State Street Bank and Trust Company, dated December 27, 1978, as amended to date

Dear Mr. Reynolds:

This letter is to notify you of the reorganization of the Goldman Sachs Funds which are parties to the above referenced agreement (the “Agreement”).

On April 30, 1997, the investment portfolios (each a “Portfolio”) of Goldman Sachs Equity Portfolios (“GSEP”), a Maryland corporation, Goldman Sachs Trust (“GST”), a Massachusetts business trust, and Goldman Sachs Money Market Trust (“MMT”), also a Massachusetts business trust, reorganized into corresponding separate series (each a “Successor Portfolio”) of a newly established Delaware trust, the Goldman Sachs Trust (the “Reorganization”). The Reorganization was approved by the shareholders of GSEP, GST and MMT effective at the close of business on April 30, 1997.

In the Reorganization, each Successor Portfolio received all the assets and assumed all the liabilities of its corresponding Portfolio. As a result of the Reorganization, each Successor Portfolio is carrying on the business of its corresponding Portfolio and has the same investment adviser, other service providers, fee and expense structure and investment objectives, policies and restrictions as such corresponding Portfolio. Accordingly, each Successor Portfolio is the same in all respects as its corresponding Portfolio, with the exception of its state of organization.

Based on the foregoing, we intend that the Agreement will remain in full force and effect with respect to those Successor Portfolios corresponding to Portfolios previously covered by the Agreement. We also intend that any recently created or future portfolios of new Goldman Sachs Trust may be covered by the Agreement, subject to the policies and procedures set forth in the Agreement concerning coverage of new portfolios. The Portfolios previously covered under the Agreement and their corresponding Successor Portfolios are set forth in Appendix A hereto.

State Street Bank and Trust Company

May 1, 1997

Please acknowledge your acceptance of and consent to the foregoing by signing below in the space provided and returning in the enclosed self-addressed stamped envelope.

Very truly yours, GOLDMAN SACHS TRUST

By:
Michael Richman
Secretary

Acknowledged and Accepted

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Appendix A

Portfolios	Corresponding Successor Portfolios

Goldman Sachs Money Market Trust	Goldman Sachs Trust

Goldman Sachs — Institutional Liquid Assets
Federal Portfolio	Federal Portfolio
Government Portfolio	Government Portfolio
Money Market Portfolio	Money Market Portfolio
Prime Obligations Portfolio	Prime Obligations Portfolio
Tax-Exempt California Portfolio	Tax-Exempt California Portfolio
Tax-Exempt Diversified Portfolio	Tax-Exempt Diversified Portfolio
Tax-Exempt New York Portfolio	Tax-Exempt New York Portfolio
Treasury Instruments Portfolio	Treasury Instruments Portfolio
Treasury Obligations Portfolio	Treasury Obligations Portfolio

Financial Square Funds
Financial Square Federal Fund	Financial Square Federal Fund
Financial Square Government Fund	Financial Square Government Fund
Financial Square Money Market Fund	Financial Square Money Market Fund
Financial Square Money Market Plus Fund	Financial Square Money Market Plus Fund
Financial Square Municipal Money Market Fund	Financial Square Municipal Money Market Fund
Financial Square Prime Obligations Fund	Financial Square Prime Obligations Fund
Financial Square Tax-Free Money Market Fund	Financial Square Tax-Free Money Market Fund
Financial Square Treasury Instruments Fund	Financial Square Treasury Instruments Fund
Financial Square Treasury Obligations Fund	Financial Square Treasury Obligations Fund

Goldman, Sachs & Co. | 85 Broad Street | New York, New York 10004

Tel: 212-902-1000

Goldman Sachs

September 27, 1999

State Street Bank and Trust Company

One Heritage Drive

North Quincy, Massachusetts 02171

Attention: Gayle Coluccio

Re:	Custodian Contract between Goldman Sachs Trust and State Street Bank and Trust Company, dated July 15, 1991, as amended to date

Dear Ms. Coluccio:

This letter is to notify you of the reorganization of the Goldman Sachs Funds which are parties to the above referenced agreement (the “Agreement”).

On April 30, 1997, the investment portfolios (each a “Portfolio”) of Goldman Sachs Equity Portfolios, Inc. (“GSEP”), a Maryland corporation, Goldman Sachs Trust (“GST”), a Massachusetts business trust, and Goldman Sachs Money Market Trust (“MMT”), also a Massachusetts business trust, reorganized into corresponding separate series (each a “Successor Portfolio”) of a newly established Delaware trust, the Goldman Sachs Trust (the “Reorganization”). The Reorganization was approved by the shareholders of GSEP, GST and MMT effective at the close of business on April 30, 1997.

In the Reorganization, each Successor Portfolio received all the assets and assumed all the liabilities of its corresponding Portfolio. As a result of the Reorganization, each Successor Portfolio is carrying on the business of its corresponding Portfolio and has the same investment adviser, other service providers, fee and expense structure and investment objectives, policies and restrictions as such corresponding Portfolio. Accordingly, each Successor Portfolio is the same in all respects as its corresponding Portfolio, with the exception of its state of organization.

Based on the foregoing, we intend that the Agreement will remain in full force and effect with respect to those Successor Portfolios corresponding to Portfolios previously covered by the Agreement. We also intend that any recently created or future portfolios of new Goldman Sachs Trust may be covered by the Agreement, subject to the policies and procedures set forth in the Agreement concerning coverage of new portfolios. The Portfolios previously covered under the Agreement and their corresponding Successor Portfolios are set forth in Appendix A hereto.

Please acknowledge your acceptance of and consent to the foregoing by signing below in the space provided and returning in the enclosed self-addressed stamped envelope.

Dated as of September 27, 1999.

Very truly yours,

GOLDMAN SACHS TRUST

By:
Michael Richman
Secretary

Acknowledged and Accepted

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

ADDITIONAL PORTFOLIO AGREEMENT

This Agreement, dated as of September 27, 1999, is between Goldman Sachs Trust (the “Trust”), a business trust organized and existing under the laws of the State of Delaware and having its principal place of business at 4900 Sears Tower, Chicago, Illinois 60606, and State Street Bank and Trust Company (the “Custodian”), a Massachusetts trust company having its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110.

WITNESSETH:

WHEREAS, Goldman Sachs Trust and Goldman Sachs Money Market Trust, Massachusetts business trusts and Goldman Sachs Equity Portfolios, Inc., a Maryland corporation (each, a “Predecessor Entity”) have each entered into separate Custodian Contracts with the Custodian dated as of July 15, 1991, December 27, 1978 and April 6, 1990, respectively (each, a “Contract”, and collectively, the “Contracts”);

WHEREAS, pursuant to a reorganization on April 30, 1997, the investment portfolios of each Predecessor entity reorganized into corresponding separate portfolios of the Trust;

WHEREAS, pursuant to three letter agreements between the Trust and the Custodian, each dated as of September 27, 1999, each of the Contracts remains in full force and effect with respect to such separate portfolios of the Trust; and

WHEREAS, each of the Contracts allows for the addition of additional portfolios of investments, pursuant to mutual agreement between the Trust and the Custodian;

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

That each of the portfolios listed on Appendix A hereto has been added to the corresponding Contract listed on such Appendix A, effective as of the corresponding date listed on such Appendix A.

IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative as of the date first above written.

STATE STREET BANK AND TRUST COMPANY	GOLDMAN SACHS TRUST

By		By
Its:	Vice Chairman	Its:	Secretary

APPENDIX A

The existing investment portfolios (“Portfolios”) of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust are as listed below under the respective Custodian Contracts between the Custodian and the Predecessor Entities. The effective dates of the Portfolios added by the initial Custodian Contract or by amendments thereto are noted in parentheses. In addition, the inception dates of the Portfolios that have not been added by prior amendment and/or that were created after the reorganization are noted in parentheses.

Pre-Reorganization Trusts and Portfolios of Goldman Sachs Trust

I. Goldman Sachs Trust (Agreement dated 7/15/91) (Amendment to the Agreement dated 5/12/92)

Portfolios Covered by Initial Agreement:

Goldman Sachs Global Income Fund (Inception 8/2/91)

Goldman Sachs Adjustable Rate Government Fund (formerly GS Adjustable Rate Government Agency Fund) (Inception 1/29/93)

Goldman Sachs Short Duration Government Fund (formerly GS Short-Term Government Agency Fund) (Inception 2/28/96)

Portfolios Added by Amendment:

Goldman Sachs Short Duration Tax-Free Fund (amendment dated 9/4/92) (Inception 10/1/92)

Goldman Sachs Government Agency Portfolio for Banks (amendment dated 11/20/92) (Fund has since been terminated)

Goldman Sachs Government Income Fund (amendment dated 1/29/93) (Inception 2/10/93)

Goldman Sachs Municipal Income Fund (amendment dated 6/25/93) (Inception 7/20/93)

Goldman Sachs Core Fixed Income Fund (amendment dated 10/6/93) (Inception 1/5/94)

Goldman Sachs Adjustable Rate Mortgage Fund (amendment dated 1/29/93) (Fund has since been terminated)

Goldman Sachs New York Municipal Income Fund (amendment dated 1/24/94) (Fund has since been terminated)

Goldman Sachs California Municipal Income Fund (amendment dated 1/24/94) (Fund has since been terminated)

Portfolios Created After Reorganization:

Goldman Sachs High Yield Fund (Inception 8/1/97)

II. Goldman Sachs Equity Portfolios, Inc. (Agreement dated 4/6/90)

Portfolios Covered by Initial Agreement:

Goldman Sachs Capital Growth Fund (Inception 4/20/90)

Portfolios Added by Amendment:

Goldman Sachs Small Cap Value Fund (formerly Goldman Sachs Small Cap Equity Fund) (amendment dated 10/15/92) (Inception 10/22/92)

Goldman Sachs International Equity Fund (amendment dated 11/20/92 (Inception 12/1/92)

Goldman Sachs Growth and Income Fund (amendment dated 1/29/93) (Inception 2/5/93)

Goldman Sachs Asia Growth Fund (amendment dated 9/9/94) (Inception 7/8/94)

Goldman Sachs Balanced Fund (amendment dated 10/7/94) (Inception 10/12/94)

Goldman Sachs Growth Opportunities Fund (amendment dated 4/12/99) (Inception 5/24/99)

Goldman Sachs Strategic Growth Fund (amendment dated 4/12/99) (Inception 5/24/99)

Goldman Sachs Internet TollKeeper Fund (amendment dated 7/19/99) (Inception 10/1/99)

Goldman Sachs Asset Allocation Portfolios:

Goldman Sachs Conservative Strategy Portfolio (amendment dated 1/6/99) (Inception 2/8/99)

Portfolios Not Added by Prior Amendment:

Goldman Sachs CORE U.S. Equity Fund (Inception 5/24/91)

Goldman Sachs Mid Cap Value Fund (Inception 8/1/95)

Portfolios Created After Reorganization:

Goldman Sachs CORE Large Cap Growth Fund (Inception 5/1/97)

Goldman Sachs CORE International Equity Fund (Inception 12/15/97)

Goldman Sachs CORE Small Cap Equity Fund (Inception 8/15/97)

Goldman Sachs Emerging Markets Equity Fund (Inception 12/15/97)

Goldman Sachs International Small Cap Fund (Inception 5/1/98)

Goldman Sachs Japanese Equity Fund (Inception 5/1/98)

Goldman Sachs European Equity Fund (Inception 10/1/98)

Goldman Sachs CORE Large Cap Value Fund (Inception 12/31/98)

Goldman Sachs Real Estate Securities Fund (Inception 7/27/98)

Goldman Sachs Large Cap Value Fund (Inception 10/30/99)

Goldman Sachs Asset Allocation Portfolios:

Goldman Sachs Balanced Strategy Portfolio (Inception 1/2/98)

Goldman Sachs Growth and Income Strategy Portfolio (Inception 1/2/98)

Goldman Sachs Growth Strategy Portfolio (Inception 1/2/98)

Goldman Sachs Aggressive Growth Strategy Portfolio (Inception 1/2/98)

III. Institutional Liquid Assets (“ILA”) (Agreement dated 12/27/78) (Amendments to Agreement dated 10/4/88 and 5/12/92)

ILA Portfolios Added by Amendment:

Reserved Federal Portfolio (amendment dated 4/28/80) (Fund has since been terminated)

Reserved Diversified Portfolio (amendment dated 4/28/80) (Fund has since been terminated)

ILA Treasury Obligations Portfolio (amendment dated 10/28/81) (Inception 12/1/81)

ILA Money Market Portfolio (amendment dated 11/17/87) (Inception 12/2/87)

ILA Federal Portfolio (amendment dated 6/9/89) (Inception 5/22/89)

ILA Tax-Exempt Diversified Portfolio (amendment dated 6/11/90) (Inception 3/3/88)

ILA Tax-Exempt California Portfolio (amendment dated 6/11/90) (Inception 10/3/88)

ILA Treasury Instruments Portfolio (amendment dated 2/15/91) (Inception 1/30/91)

ILA Tax-Exempt New York Portfolio (amendment dated 2/15/91) (Inception 2/15/91)

ILA Tax-Exempt New Jersey Portfolio (amendment dated 2/15/91) (Fund has since been terminated)

ILA Portfolios Not Added by Amendment:

ILA Government Portfolio (Inception 1/1/81)

ILA Prime Obligations Portfolio (Inception 1/1/81)

On November 15, 1994, Institutional Liquid Assets and Financial Square Money Market Trust Merged into Goldman Sachs Money Market Trust

Financial Square Portfolios Added by Amendment:

Goldman Sachs Financial Square Federal Fund (amendment dated 2/28/97) (Inception 2/28/97)

Goldman Sachs Financial Square Treasury Instruments Fund (amendment dated 2/28/97) (Inception 3/3/97)

Financial Square Portfolios Not Added by Prior Amendment:

Goldman Sachs Financial Square Prime Obligations Fund (Inception 3/8/90)

Goldman Sachs Financial Square Treasury Obligations Fund (Inception 3/8/90)

Goldman Sachs Financial Square Government Fund (Inception 4/6/93)

Goldman Sachs Financial Square Money Market Fund (Inception 5/18/94)

Goldman Sachs Financial Square Tax-Free Money Market Fund (Inception 7/19/94)

Goldman Sachs Financial Square Premium Money Market Fund (Inception 8/1/97)

Goldman Sachs Financial Square Municipal Money Market Fund (Fund has not commenced operations)

AMENDMENT TO CUSTODIAN CONTRACT

This Amendment to the Custodian Contract is made as of July 2, 2001 by and between Goldman Sachs Trust (the “Fund”) and State Street Bank and Trust Company (the “Custodian”). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract referred to below.

WHEREAS, the Fund and the Custodian entered into a Custodian Contract dated as of July 15, 1991 (as amended and in effect from time to time, the “Contract”);

WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made such separate series listed on Attachment I attached hereto subject to the Contract (each such series, together with all other series subsequently established by the Fund and made subject to the Contract in accordance with the terms thereof, shall be referred to as a “Portfolio”, and, collectively, the “Portfolios”);

WHEREAS, the Fund and the Custodian desire to amend certain provisions of the Contract to reflect revisions to Rule 17f-5 (“Rule 17f-5”) and the adoption of Rule 17f-7 (“Rule 17f-7”) promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Fund and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Portfolios held outside of the United States.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

I.	Article 3 of the Contract is hereby deleted, and Articles 4 through 19 of the Contract are hereby renumbered, as of the effective date of this Amendment, as Articles 5 through 21, respectively.

II.	New Articles 3 and 4 of the Contract are hereby added, as of the effective date of this Amendment, as set forth below.

3.	Provisions Relating to Rules 17f-5 and 17f-7

3.1.	Definitions. Capitalized terms in this Amendment shall have the following meanings:

“Country Risk” means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country’s political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

1

“Eligible Foreign Custodian” has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the “SEC”)), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

“Eligible Securities Depository” has the meaning set forth in section (b)(1) of Rule 17f-7.

“Foreign Assets” means any of the Portfolios’ investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios’ transactions in such investments.

“Foreign Custody Manager” has the meaning set forth in section (a)(3) of Rule 17f-5.

3.2.	The Custodian as Foreign Custody Manager.

3.2.1. Delegation to the Custodian as Foreign Custody Manager. The Fund, by resolution adopted by its Board of Trustees (the “Board”), hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

3.2.2. Countries Covered. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager; such agreement will not be unreasonably withheld. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody

2

Manager in a designated country, the delegation by the Board on behalf of the Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Sixty (60) days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian’s acceptance of delegation is withdrawn.

3.2.3. Scope of Delegated Responsibilities:

(a) Selection of Eligible Foreign Custodians. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

(b) Contracts With Eligible Foreign Custodians. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

(c) Monitoring. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor, in accordance with Rule 17f-5(c)(3), (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the performance of the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder. When the Foreign Custody Manager has selected an alternative Eligible Foreign Custodian in accordance with Section 3.2.3(a) hereof, the Foreign Custody Manager will arrange the transfer of affected Foreign Assets to such Eligible Foreign Custodian as soon as reasonably practicable.

3.2.4. Guidelines for the Exercise of Delegated Authority. For purposes of this Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios.

3

3.2.5. Reporting Requirements. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3.2 after the occurrence of the material change. If the Foreign Custody Manager determines that a foreign custodian that holds Foreign Assets has ceased to be an Eligible Foreign Custodian, and if the Foreign Custody Manager has not selected an alternative Eligible Foreign Custodian in accordance with Section 3.2.3(a), the Foreign Custody Manager will promptly notify the Board or the Fund’s duly authorized investment manager or investment advisor.

3.2.6. Standard of Care as Foreign Custody Manager of a Portfolio. In performing the responsibilities delegated to it (including, without limitation, the reporting responsibilities in Section 3.2.5), the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

3.2.7. Representations with Respect to Rule 17f-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5. The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Contract to the Custodian as the Foreign Custody Manager of the Portfolios.

3.2.8. Effective Date and Termination of the Custodian as Foreign Custody Manager. The Board’s delegation to the Custodian as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective sixty (60) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.

3.3.	Eligible Securities Depositories.

3.3.1. Analysis and Monitoring. The Custodian shall (a) provide the Fund (or its duly-authorized investment manager or investment adviser) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

The Custodian shall notify the Fund (or its duly-authorized investment manager or investment adviser) if and when a foreign securities depository no longer meets the definition of an Eligible Securities Depository as set forth in section (b)(1) of Rule 17f-7.

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3.3.2. Standard of Care. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.3.1.

4.	Duties of the Custodian with Respect to Property of the Portfolios Held Outside the United States.

4.1.	Definitions. Capitalized terms in this Article 4 shall have the following meanings:

“Foreign Securities System” means an Eligible Securities Depository listed on Schedule B hereto, as amended from time to time by the Custodian and provided to the Fund.

“Foreign Sub-Custodian” means a foreign banking institution serving as an Eligible Foreign Custodian.

4.2. Holding Securities. The Custodian shall identify on its books as belonging to each applicable Portfolio the foreign securities (including cash equivalents as may be appropriate) held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to each Portfolio involved and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

4.3. Foreign Securities Systems. Foreign securities (including cash equivalents as may be appropriate) shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

4.4.	Transactions in Foreign Custody Account.

4.4.1. Delivery of Foreign Assets. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities (including cash equivalents as may be appropriate) of the Portfolios held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

(i)	upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

(ii)	in connection with any repurchase agreement related to foreign securities;

5

(iii)	to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

(iv)	to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

(v)	to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

(vi)	to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian’s own negligence or willful misconduct;

(vii)	for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

(viii)	in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

(ix)	for delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

(x)	in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

(xi)	in connection with the lending of foreign securities; and

(xii)	for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

4.4.2. Payment of Portfolio Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

(i)

upon the purchase of foreign securities (including cash equivalents as may be appropriate) for the Portfolio, unless otherwise directed by Proper Instructions: in accordance with the customary or established practices and procedures in the

6

jurisdiction or market where the transactions occur, including, without limitation, (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

(ii)	in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

(iii)	for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

(iv)	for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

(v)	in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

(vi)	for payment of part or all of the dividends received in respect of securities sold short;

(vii)	in connection with the borrowing or lending of foreign securities; and

(viii)	for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

4.4.3. Market Conditions. Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of a Portfolio and delivery of Foreign Assets maintained for the account of a Portfolio may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, provided that such practices are generally accepted by Institutional Clients, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer. For purposes of this Section 4.4.3, “Institutional Clients” means U.S. registered investment companies, or major, U.S.-based commercial banks, insurance companies, pension funds or substantially similar financial institutions which, as a part of their ordinary business operations, purchase or sell securities and make use of non-U.S. custodial services.

The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

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4.5. Registration of Foreign Securities. The foreign securities (including cash equivalents as may be appropriate) maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice. The Custodian agrees to timely notify the Fund of open physical re-registration of foreign securities.

4.6. Bank Accounts. The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

4.7. Collection of Income. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In any case in which the Custodian does not receive payment within a reasonable time after it has made proper demands therefor and in the event that extraordinary measures are required to collect such income, the Custodian shall immediately notify the Fund and they shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

4.8. Shareholder Rights. With respect to the foreign securities (including cash equivalents as may be appropriate) held pursuant to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities arc issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

4.9. Communications Relating to Foreign Securities. The Custodian shall transmit promptly to the Fund written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities (including cash equivalents as may be appropriate) being held for the account of the Portfolios (including, without limitation,

8

pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual or effective possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

4.10.	Liability of Foreign Sub-Custodians.

Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian’s performance of such obligations. At the Fund’s election, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11.	Tax Law.

The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Portfolios or the Custodian as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund with respect to the Portfolios or the Custodian as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

4.12.	Liability of Custodian.

Except as may arise from the Custodian’s own negligence or willful misconduct or the negligence or willful misconduct of a Foreign Sub-Custodian, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities

9

System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Foreign Sub-Custodian has otherwise acted with reasonable care.

III.	Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.

IV.	The obligations of the Fund under this Amendment are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the fund and its assets. No Class or Portfolio of the Fund shall be liable for the obligations of any other Class or Portfolio hereunder.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.

WITNESSED BY:	STATE STREET BANK and TRUST COMPANY

By:
Raelene S. LaPlante	Name:	Joseph L. Hooley
Vice President	Title:	Executive Vice President

WITNESSED BY:	GOLDMAN SACHS TRUST

By:
*[name]	Name:	John Perlowski
[title]	Title:	Treasurer

11

ATTACHMENT I

Dated: August 2, 2001

to Amendment dated August 2, 2001

to Custody Contract of July 15, 1991

between

Goldman Sachs Trust

and

State Street Bank and Trust Company

PORTFOLIO/SERIES		DATE OF CUSTODY
GST –	GOLDMAN SACHS TRUST
Goldman Sachs Adjustable Rate Government Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Government Income Fund
Goldman Sachs High Yield Fund
Goldman Sachs High Yield Municipal Fund
Goldman Sachs Municipal Income Fund
Goldman Sachs Short-Duration Government Fund
Goldman Sachs Short-Duration Tax Free Fund
Goldman Sachs Enhanced Income Fund

STATE STREET GLOBAL CUSTODY NETWORK SUBCUSTODIANS	SCHEDULE A

Country	Subcustodian

Argentina	Citibank, N.A.

Australia	Westpac Banking Corporation

Austria	Erste Bank der Osterreichischen Sparkassen AG

Bahrain	HSBC Bank Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Bangladesh	Standard Chartered Bank

Belgium	Fortis Bank nv-sa

Benin	via Société Générale de Banques en Côte d’Ivoire, Abidjan, Ivory Coast

Bermuda	The Bank of Bermuda Limited

Bolivia	Citibank, N. A.

Botswana	Barclays Bank of Botswana Limited

Brazil	Citibank, N.A.

Bulgaria	ING Bank N.V.

Burkina Faso	via Société Générale de Banques en Côte d’Ivoire, Abidjan, Ivory Coast

Canada	State Street Trust Company Canada

Chile	BankBoston, N.A.

People’s Republic of China	Hongkong and Shanghai Banking Corporation Limited, Shanghai and Shenzhen branches

Colombia	Cititrust Colombia S.A. Sociedad Fiduciaria

Costa Rica	Banco BCT S.A.

Croatia	Privredna Banka Zagreb d.d.

Cyprus	The Cyprus Popular Bank Ltd.

Czech Republic	Ceskoslovenska Obchodni Banka, A.S.

Denmark	Danske Bank A/S

Ecuador	Citibank, N.A.

Egypt	HSBC Bank Egypt S.A.E. (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Estonia	Hansabank

1

STATE STREET GLOBAL CUSTODY NETWORK SUBCUSTODIANS	SCHEDULE A

Country	Subcustodian

Finland	Merita Bank Plc.

France	BNP Paribas Securities Services, S.A.

Germany	Dresdner Bank AG

Ghana	Barclays Bank of Ghana Limited

Greece	National Bank of Greece S.A.

Guinea-Bissau	via Société Générale de Banques en Côte d’Ivoire, Abidjan, Ivory Coast

Hong Kong	Standard Chartered Bank

Hungary	Citibank Rt. (converting to Bank Austria Creditanstalt Rt August 10, 2001)

Iceland	Icebank Ltd.

India	Deutsche Bank AG

Hongkong and Shanghai Banking Corporation Limited

Indonesia	Standard Chartered Bank

Ireland	Bank of Ireland

Israel	Bank Hapoalim B.M.

Italy	BNP Paribas, Italian Branch

Ivory Coast	Société Générale de Banques en Côte d’Ivoire

Jamaica	Scotiabank Jamaica Trust and Merchant Bank Ltd.

Japan	The Fuji Bank, Limited

Sumitomo Mitsui Banking Corporation

Jordan	HSBC Bank Middle East (as delegate of Hongkong and Shanghai Banking Corporation Limited)

Kazakhstan	HSBC Bank Kazakhstan

Kenya	Barclays Bank of Kenya Limited

Republic of Korea	Hongkong and Shanghai Banking Corporation Limited

Latvia	A/s Hansabanka

Lebanon	HSBC Bank Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

2

STATE STREET GLOBAL CUSTODY NETWORK SUBCUSTODIANS	SCHEDULE A

Country	Subcustodian

Lithuania	Vilniaus Bankas AB

Malaysia	Standard Chartered Bank Malaysia Berhad

Mali	via Societe Generale de Banques en Cote d’Ivoire, Abidjan, Ivory Coast

Mauritius	Hongkong and Shanghai Banking Corporation Limited

Mexico	Citibank Mexico, S.A.

Morocco	Banque Commerciale du Maroc

Namibia	Standard Bank Namibia Limited

Netherlands	Fortis Bank (Nederland) N.V.

New Zealand	Westpac Banking Corporation

Niger	via Société Générale de Banques en Côte d’Ivoire, Abidjan, Ivory Coast

Nigeria	Stanbic Merchant Bank Nigeria Limited

Norway	Christiania Bank og Kreditkasse ASA

Oman	HSBC Bank Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Pakistan	Deutsche Bank AG

Palestine	HSBC Bank Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Panama	BankBoston, N.A.

Peru	Citibank, N.A.

Philippines	Standard Chartered Bank

Poland	Bank Handlowy w Warszawie S.A.

Portugal	Banco Comercial Portugues

Qatar	HSBC Bank Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Romania	ING Bank N.V.

Russia	Credit Suisse First Boston AO – Moscow (as delegate of Credit Suisse First Boston - Zurich)

Senegal	via Société Générale de Banques en Côte d’Ivoire, Abidjan, Ivory Coast

3

STATE STREET GLOBAL CUSTODY NETWORK SUBCUSTODIANS	SCHEDULE A

Country	Subcustodian

Singapore	The Development Bank of Singapore Limited

Slovak Republic	Československa Obchodni Banka, A.S.

Slovenia	Bank Austria Creditanstalt d.d. - Ljubljana

South Africa	Standard Bank of South Africa Limited

Spain	Banco Santander Central Hispano S.A.

Sri Lanka	Hongkong and Shanghai Banking Corporation Limited

Swaziland	Standard Bank Swaziland Limited

Sweden	Skandinaviska Enskilda Banken

Switzerland	UBS AG

Taiwan - R.O.C.	Central Trust of China

Thailand	Standard Chartered Bank

Togo	via Société Générale de Banques en Côte d’Ivoire, Abidjan, Ivory Coast

Trinidad & Tobago	Republic Bank Limited

Tunisia	Banque Internationale Arabe de Tunisie

Turkey	Citibank, N.A.

Ukraine	ING Bank Ukraine

United Arab Emirates	HSBC Bank Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

United Kingdom	State Street Bank and Trust Company, London Branch

Uruguay	BankBoston, N.A.

Venezuela	Citibank, N.A.

Vietnam	The Hongkong and Shanghai Banking Corporation Limited

Zambia	Barclays Bank of Zambia Limited

Zimbabwe	Barclays Bank of Zimbabwe Limited

4

STATE STREET GLOBAL CUSTODY NETWORK DEPOSITORIES OPERATING IN NETWORK MARKETS	SCHEDULE B

Country	Depositories

Argentina	Caja DE Valores S.A.

Australia	Austraclear Limited Reserve Bank Information and Transfer System

Austria	Oesterreichische Kontrollbank AG (Wertpapiersammelbank Division)

Belgium	Caisse Interprofessionnelle de Dépôts et de Virements de Titres, S.A. Banque Nationale de Belgique

Benin	Depositaire Central — Banque de Règlement

Brazil	Companhia Brasileira de Liquidação e Custódia Sistema Especial de Liquidação e de Custódia (SELIC) Central de Custódia e de Liquidação Financeira de Títulos Privados (CETIP)

Bulgaria	Central Depository AD Bulgarian National Bank

Burkina Faso	Depositaire Central — Banque de Règlement

Canada	Canadian Depository for Securities Limited

Chile	Depósito Central de Valores S.A.

People’s Republic of China	Shanghai Securities Central Clearing & Registration Corporation Shenzhen Securities Central Clearing Co., Ltd.

Columbia	Deposito Centralizado de Valores

Costa Rica	Central de Valores S.A.

Croatia	Ministry of Finance National Bank of Croatia Sredisnja Depozitarna Agencija d.d.

Czech Republic	Stredisko cennych papiru Czech National Bank

Denmark	Vaerdipapircentralen (Danish Securities Center)

1

STATE STREET GLOBAL CUSTODY NETWORK DEPOSITORIES OPERATING IN NETWORK MARKETS	SCHEDULE B

Country	Depositories

Egypt	Misr for Clearing, Settlement, and Depository

Estonia	Eesti Väärtpaberite Keskdepositoorium

Finland	Finnish Central Securities Depository

France	Euroclear France

Germany	Clearstream Banking AG, Frankfurt

Greece	Bank of Greece, System for Monitoring Transactions in Securities in Book-Entry Form Apothetirion Titlon AE - Central Securities Depository

Guinea-Dissau	Depositaire Central – Banque de Reglement

Hong Kong	Central Clearing and Settlement System Central Moneymarkets Unit

Hungary	Központi Elszámolóház és ☐rtéktár (Budapest) Rt. (KELER)

Iceland	Iceland Securities Depository Limited

India	National Securities Depository Limited Central Depository Services India Limited Reserve Bank of India

Indonesia	Bank Indonesia PT Kustodian Sentral Efek Indonesia

Israel	Tel Aviv Stock Exchange Clearing House Ltd. (TASE Clearinghouse)

Italy	Monte Titoli S.p.A.

Ivory Coast	Depositaire Central — Banque de Reglement

Jamaica	Jamaica Central Securities Depository

Japan	Japan Securities Depository Center (JASDEC) Bank of Japan Net System

Kazakhstan	Central Depository of Securities

Kenya	Central Bank of Kenya

2

STATE STREET GLOBAL CUSTODY NETWORK DEPOSITORIES OPERATING IN NETWORK MARKETS	SCHEDULE B

Country	Depositories

Republic of Korea	Korea Securities Depository

Latvia	Latvian Central Depository

Lebanon	Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (Midclear) S.A.L. Banque du Liban

Lithuania	Central Securities Depository of Lithuania

Malaysia	Malaysian Central Depository Sdn. Bhd. Bank Negara Malaysia, Scripless Securities Trading and Safekeeping System

Mali	Depositaire Central – Banque de Reglement

Mauritius	Central Depository and Settlement Co. Ltd. Bank of Mauritius

Mexico	S.D. INDEVAL (Institute para el Deposit° de Valores)

Morocco	Maroclear

Netherlands	Nederlands Centraal Instituut voor Giraal Effectenverkeer B.V. (NECIGEF)

New Zealand	New Zealand Central Securities Depository Limited

Niger	Depositaire Central – Banque de Règlement

Nigeria	Central Securities Clearing System Limited

Norway	Verdipapirsentralen (Norwegian Central Securities Depository)

Oman	Muscat Depository & Securities Registration Company, SAOC

Pakistan	Central Depository Company of Pakistan Limited State Bank of Pakistan

Palestine	Clearing Depository and Settlement, a department of the Palestine Stock Exchange

Peru	Caja de Valores y Liquidaciones, Institución de Compensación y Liquidación de Valores S.A.

Philippines	Philippine Central Depository, Inc. Registry of Scripless Securities (ROSS) of the Bureau of Treasury

3

STATE STREET GLOBAL CUSTODY NETWORK DEPOSITORIES OPERATING IN NETWORK MARKETS	SCHEDULE B

Country	Depositories

Poland	National Depository of Securities (Krajowy Depozyt Papierów Wartościowych SA) Central Treasury Bills Registrar

Portugal	Central de Valores Mobiliários

Qatar	Central Clearing and Registration (CCR), a department of the Doha Securities Market

Romania	National Securities Clearing, Settlement and Depository Company Bucharest Stock Exchange Registry Division National Bank of Romania

Russia	Vneshtorgbank, Bank for Foreign Trade of the Russian Federation

Senegal	Depositaire Central – Banque de Reglement

Singapore	Central Depository (Pte) Limited Monetary Authority of Singapore

Slovak Republic	Stredisko cenných papierov National Bank of Slovakia

Slovenia	Klirinsko Depotna Druzba d.d.

South Africa	Central Depository Limited Share Transactions Totally Electronic (STRATE) Ltd.

Spain	Servicio de Compensación y Liquidación de Valores, S.A. Banco de Espana, Central de Anotaciones en Cuenta

Sri Lanka	Central Depository System (Pvt) Limited

Sweden	Vardepapperscentralen VPC AB (Swedish Central Securities Depository)

Switzerland	SegaIntersettle AG (SIS)

Taiwan – R.O.C.	Taiwan Securities Central Depository Co., Ltd.

Thailand	Thailand Securities Depository Company Limited

Togo	Depositaire Central – Banque de Règlement

4

STATE STREET GLOBAL CUSTODY NETWORK DEPOSITORIES OPERATING IN NETWORK MARKETS	SCHEDULE B

Country	Depositories

Tunisia	Société Tunisienne Interprofessionelle pour la Compensation et de Dépôts des Valeurs Mobilieres

Turkey	Takas ve Saklama Bankasi A.S. (TAKASBANK) Central Bank of Turkey

Ukraine	National Bank of Ukraine Mizhregionalny Fondovy Souz

United Arab Emirates	Clearing and Depository System, a department of the Dubai Financial Market

Venezuela	Banco Central de Venezuela

Zambia	LuSE Central Shares Depository Limited Bank of Zambia

TRANSNATIONAL

Euroclear

Clearstream Banking AG

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SCHEDULE C

MARKET INFORMATION

Publication/Type of Information	Brief Description
(scheduled frequency)

The Guide to Custody in World Markets (hardcopy annually and regular website updates)	An overview of settlement and safekeeping procedures, custody practices and foreign investor considerations for the markets in which State Street offers custodial services.

Global Custody Network Review (annually)	Information relating to Foreign Sub-Custodians in State Street’s Global Custody Network. The Review stands as an integral part of the materials that State Street provides to its U.S. mutual fund clients to assist them in complying with SEC Rule 17f-5. The Review also gives insight into State Street’s market expansion and Foreign Sub-Custodian selection processes, as well as the procedures and controls used to monitor the financial condition and performance of our Foreign Sub-Custodian banks.

Securities Depository Review (annually)	Custody risk analyses of the Foreign Securities Depositories presently operating in Network markets. This publication is an integral part of the materials that State Street provides to its U.S. mutual fund clients to meet informational obligations created by SEC Rule 17f-7.

Global Legal Survey (annually)	With respect to each market in which State Street offers custodial services, opinions relating to whether local law restricts (i) access of a fund’s independent public accountants to books and records of a Foreign Sub-Custodian or Foreign Securities System, (ii) a fund’s ability to recover in the event of bankruptcy or insolvency of a Foreign Sub-Custodian or Foreign Securities System, (iii) a fund’s ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign Securities System, and (iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.

Subcustodian Agreements (annually)	Copies of the contracts that State Street has entered into with each Foreign Sub-Custodian that maintains U.S. mutual fund assets in the markets in which State Street offers custodial services.

Global Market Bulletin (daily or as necessary)

Information on changing settlement and custody conditions in markets where State Street offers custodial services.

Includes changes in market and tax regulations, depository developments, dematerialization information, as well as other market changes that may impact State Street’s clients.

Foreign Custody Advisories (as necessary)	For those markets where State Street offers custodial services that exhibit special risks or infrastructures impacting custody, State Street issues market advisories to highlight those unique market factors which might impact our ability to offer recognized custody service levels.

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Publication/Type of Information	Brief Description
(scheduled frequency)

Material Change Notices (presently on a quarterly basis or as otherwise necessary)	Informational letters and accompanying materials confirming State Street’s foreign custody arrangements, including a summary of material changes with Foreign Sub-Custodians that have occurred during the previous quarter. The notices also identify any material changes in the custodial risks associated with maintaining assets with Foreign Securities Depositories.

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AMENDMENT TO THE CUSTODIAN CONTRACT

This Amendment to the Custodian Contract is made as of August 1, 2001 by and between Goldman Sachs Trust (the “Trust”) and State Street Bank and Trust Company (the “Custodian”). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract referred to below.

WITNESSETH THAT:

WHEREAS, the Trust and the Custodian are parties to a Custodian Contract dated as of July 15, 1991 (as amended and in effect from time to time, hereinafter, the “Contract”); and

WHEREAS, the Trust and the Custodian desire to amend certain provisions of the Contract relating to Proper Instructions.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the Trust and the Custodian hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

(1) The first sentence of Section 6, Proper Instructions, is hereby deleted and replaced with the following:

Proper Instructions as used throughout this Contract means a writing signed or initialed by one or more person or persons as the Board of Trustees of the Trust shall have from time to time authorized; provided, however that Proper Instructions shall mean a writing signed or initialed by two or more persons as the Board of Trustees of the Trust shall have from time to time authorized for purposes of the payment of Fund monies pursuant to Section 2.7 of this Contract.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

GOLDMAN SACHS TRUST	STATE STREET BANK and TRUST COMPANY

By:		By:
Name:	John Perlowski	Name:	Joseph L. Hooley
Title:	Treasurer	Title:	Executive Vice President

March 20, 2002

Goldman Sachs Trust; and

Goldman Sachs Variable Insurance Trust

c/o Goldman, Sachs & Co.

32 Old Slip, 17th Floor

New York, New York 10005

Attn: John Perlowski

Boston Global Advisors,

a Division of The Goldman Sachs Trust Co.

125 High Street, 17th Floor

Boston, Massachusetts 02110

Attn: John Scully, V.P.

Ladies and Gentlemen:

Reference is hereby made to the Goldman Sachs Equity Portfolios, Inc. Custodian Contract, the Goldman Sachs Trust Custodian Contract, and the Goldman Sachs Variable Insurance Trust Custodian Contract (each, as may be amended and in effect from time to time, a “Custodian Agreement”) between each of the registered investment companies listed on Attachment 13 to Exhibit A (each, a “Fund”) and State Street Bank and Trust Company (“State Street”) pursuant to which State Street provides custodial services to the Funds with respect to specified securities. Each Fund has entered into a securities lending arrangement with Boston Global Advisors (acting as the “Lending Agent”), pursuant to which the Lending Agent acting on behalf of the Funds will loan certain securities held by State Street to third parties, and Goldman Sachs Asset Management, as the Cash Collateral Investment Manager will manage the cash collateral account, including reinvesting cash. In connection with aforementioned lending activities, State Street, each Fund, and Lending Agent have agreed on certain State Street Third Party Lending Operational Procedures (“Lending Operational Procedures”), which are attached hereto as Exhibit A.

Except as otherwise expressly set forth in the Lending Operational Procedures, State Street shall not be responsible for safekeeping, income collection from an issuer, corporate actions or tax withholding with respect to any security that is out on loan; provided however, it is understood that all applicable responsibilities of State Street as accounting agent for each Fund shall continue to be in effect (including, but not limited to valuing the applicable Fund’s securities (including those out on loan), calculating the applicable Fund’s NAV and income and expense accruals). It is further understood that State Street shall not have any liability or responsibility or any kind with respect to collateral received for securities loaned, including monitoring the investment of the collateral, other than as set forth in the Lending Operational Procedures. In carrying out its duties under the Lending Operational Procedures, State Street shall be subject to the standard of care and shall have the benefit of the indemnity and exculpatory provisions set forth in each Custodian Agreement.

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Each Fund hereby authorizes State Street to take instructions from Boston Global Advisors as Lending Agent and from Goldman Sachs Asset Management as Cash Collateral Investment Manager, given in accordance with the Lending Operational Procedures, which instructions shall be “Proper Instructions” in accordance with each Custodian Agreement and shall be given in a manner agreed upon by the Parties.

This letter agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Joseph L. Hooley
Title:	Executive Vice President

Acknowledged and agreed:	Acknowledged and agreed:

GOLDMAN SACHS TRUST	GOLDMAN SACHS VARIABLE INSURANCE TRUST

By:		By:
Name:	John Perlowski	Name:	John Perlowski
Title:	Treasurer	Title:	Treasurer

Acknowledged and agreed:

BOSTON GLOBAL ADVISORS

By:
Name:	W.T. McIntire
Title:	President

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GOLDMAN SACHS TRUST

4900 Sears Tower

Chicago, Illinois 60606

September 28, 2004

State Street Bank and Trust Company

Lafayette Corporate Center

Two Avenue de Lafayette

Investor Services – LLC/6S

Boston, Massachusetts 02111-1724

Attention Mark Mailloux

Ladies and Gentlemen:

State Street Bank and Trust Company serves as the custodian and financial administration and accounting services agent of the Golden Oak® Family of Funds (“GOFF”) under a Custodian Contract dated June 1, 2001, as amended and an Financial Administration and Accounting Services Agreement dated June 1, 2002, respectively, and as custodian to the Goldman Sachs Trust (“CSI”) under a Custodian Contract dated July 15, 1991, as amended. Pursuant to the Agreement and Plan of Reorganization dated as of August 20, 2004 (the “Agreement”) by and between the Golden Oak® Family of Funds (“GOFF”) on behalf of the Golden Oak® Growth Portfolio, Golden Oak® Value Portfolio, Golden Oak® Small Cap Value Portfolio, Golden Oak® International Equity Portfolio, Golden Oak® Intermediate-Term Income Portfolio and Golden Oak® Prime Obligation Money Market Portfolio (each of the foregoing named portfolios of GOFF, an “Acquired Fund” and collectively, the “Acquired Funds”), and the Goldman Sachs Trust (“GST”), on behalf of the Goldman Sachs Strategic Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs CORP International Equity Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Financial Square Prime Obligations Fund (each of the foregoing named portfolios of GST, an “Acquiring Fund” and collectively, the “Acquiring Funds”), as the custodian and financial administration and accounting services agent for GOFF, you are hereby instructed to accept for the accounts of each Acquiring Fund (as shown below), for which you serve as custodian, all of the securities, cash and any other assets (“Assets”) subject to all of the liabilities delivered by you as custodian for each of the Acquired Funds (as shown below).

Acquired Fund	Acquiring Fund
Golden Oak Growth Portfolio	Goldman Sachs Strategic Growth Fund
Golden Oak Value Portfolio	Goldman Sachs Large Cap Value Fund
Golden Oak Small Cap Value Portfolio	Goldman Sachs Small Cap Value Fund
Golden Oak International Equity Portfolio	Goldman Sachs CORE International Equity Fund
Golden Oak Intermediate-Term Income Portfolio	Goldman Sachs Core Fixed Income Fund
Golden Oak Prime Obligations Money Market Portfolio	Goldman Sachs Financial Square Prime Obligations Fund

Very truly yours,

GOLDMAN SACHS TRUST

By:
James A. McNamara
Vice President

October 1, 2013

State Street Bank and Trust Company

Attn: James DePietro

Lafayette Corporate Center

2 Ave. de Lafayette

Boston, MA 02111

Re:	Goldman Sachs MLP Income Opportunities Fund: Additional Fund to Custodian Contract

Ladies and Gentlemen:

Reference is hereby made to the Custodian Contract dated as of July 15, 1991 by and between Goldman Sachs Trust (“Goldman Sachs Trust”), Goldman Sachs Credit Strategies Fund (“Credit Strategies Fund”), Goldman Sachs Trust II (“Goldman Sachs Trust II”) and State Street Bank and Trust Company (“State Street”), as amended, modified and supplemented from time to time (the “Custodian Contract”). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Custodian Contract.

This is to advise you that Goldman Sachs MLP Income Opportunities Fund (the “Fund”) has been established as a new closed-end management investment company. Goldman Sachs Trust, Goldman Sachs Credit Strategies Fund, Goldman Sachs Trust II and Goldman Sachs MLP Income Opportunities Fund hereby request that the Fund be added to the Custodian Contract as a Trust party thereunder and that, accordingly, you act as Custodian of the Fund as a Trust under the terms thereof. All references in the Custodian Contract to the “Trust” shall be deemed to apply, as applicable, to the Goldman Sachs MLP Income Opportunities Fund.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one and retaining one copy for your records.

GOLDMAN SACHS TRUST

By:
Name: Scott M. McHugh
Title: Treasurer

GOLDMAN SACHS CREDIT STRATEGIES FUND

By:
Name: Scott M. McHugh
Title: Treasurer

GOLDMAN SACHS TRUST II

By:
Name: Scott M. McHugh
Title: Treasurer

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

By:
Name: Scott M. McHugh
Title: Principal Financial Officer and Treasurer

Agreed to this     day of             , 2013.

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title: